}8


                   {EXHIBIT 10.6

EMPLOYMENT AGREEMENT


      EMPLOYMENT AGREEMENT (this
"Agreement") made as of the 21st
day of March, 1996 by and
between JARED E. ABBRUZZESE,
residing at the address
indicated following his
signature below (hereinafter
referred to as "Employee") and
CAI WIRELESS SYSTEMS, INC., a
Connecticut corporation having
its principal place of business
at 18 Corporate Woods Boulevard,
Third Floor, Albany, New York
12211 (hereinafter referred to
as the "Company").

   RECITALS

 .     The Company and Employee
      are parties to that
      certain Amended and
      Restated Employment
      Agreement dated as of
      October 31, 1993 whereby
      Employee has been employed
      by the Company as its
      Chairman and Chief
      Executive Officer.

 .     The Company and Employee
      desire to enter into a new
      employment agreement in
      order to set forth the
      terms of Employee's
      continued employment by
      the Company and hereby
      enter into this Agreement
      for that purpose.

 .     Employee acknowledges the
      additional consideration
      for the covenants
      contained herein.

      .     EMPLOYMENT.  The
Company hereby agrees to
continue to employ Employee and
Employee agrees to continue to
work for the Company as Chairman
and Chief Employee Officer
during the Term (as defined
below) and upon the terms and
conditions set forth in this
Agreement.

      .
COMPENSATION/BENEFITS.  ()  BASE
SALARY.  During the term of this
Agreement, the Company agrees to
pay Employee a base annual
salary of $350,000 ("Base
Salary").  Such Base Salary
shall be reviewed no less
frequently than annually during
the term of this Agreement and
may be increased but not
decreased by the Board of
Directors.  Such Base Salary
shall be payable in accordance
with the Company's normal
business practices or in such
other amounts and at such other
times as the parties may
mutually agree.

            ()    STOCK OPTIONS.
Employee shall be eligible for
stock options as approved by the
Compensation Committee of the
Board of Directors.

}


{()   BONUSES.  During the term
of this Agreement, the Company
shall pay to the Employee an
annual bonus of up to 35% of
Base Salary, based upon the
Company's achievement of
performance targets established
by the Company's Board of
Directors, in consultation with
Employee.  These targets will be
revised annually within ninety
days of the beginning of each
fiscal year in consultation with
the Employee or at such other
times as may be mutually agreed
by the parties.  The bonus may
be structured as a part of a
deferred compensation
arrangement.

            ()
BENEFITS/VACATION.  During the
Term, the Company shall provide
Employee with such other
benefits, including medical
plans, as are made generally
available to employees of the
Company from time to time and
with such additional benefits as
are made available to executive
officers of the Company at any
time during the Term.  Employee
shall be entitled to up to six
weeks vacation during each year
of the Term, provided that the
time and duration of vacation
periods shall not interfere with
the operations of the Company.
Accrued vacation may be carried
over or "sold back" to the
Company to the extent permitted
by, and in accordance with, the
policy set forth in the Employee
Manual of the Company.

            ()    LIFE
INSURANCE.  Subject to the
Employee's submitting to any
required physical examinations
and provided such policy can be
obtained at customary premiums,
the Company shall purchase a
term insurance policy with the
face amount of $1,000,000 on the
life of Employee and shall
permit Employee to designate the
beneficiary thereof.

            ()    MEDICAL
INSURANCE/PHYSICAL.  During the
Term, the Company shall provide
to Employee and Employee's
immediate family a comprehensive
policy of health insurance.
During the Term, Employee shall
be entitled to a comprehensive
annual physical performed, at
the expense of the Company, by
the physician or medical group
of Employee's choosing.

            ()
OFFICE/SECRETARY, ETC.  During
the Term, Employee shall be
entitled to secretarial services
and a private office
commensurate with his title and
duties.

            ()    CLUB
MEMBERSHIP.  The Company will
pay, or at Employee's election
reimburse, all of the costs of a
country club membership at the
club of Employee's choice in the
greater Albany, New York area.

}


{.    SERVICES.  Subject to
subparagraph 9(B) below,
Employee agrees to devote not
less than 75% of his working
time, attention and energies to
the business of the Company and
its Affiliates under the general
direction of the Board of
Directors and shall not be
required to take direction from
or report to any other person.
Employee agrees to serve at the
pleasure of the Board of
Directors as an officer or
director of any direct or
indirect wholly-owned subsidiary
of the Company and as a CAI
Director for CS Wireless
Systems, Inc., a Delaware
corporation ("CS"), (as defined
in that certain CS Stockholders'
Agreement dated as of
February 23, 1996 by and among
the Company, Heartland Wireless
Communications, Inc. and CS);
provided, that Employee is
entitled to indemnification by
the Company, to the full extent
permitted by law, with respect
to Employee's services in such
capacities.  Except to the
extent provided in
subparagraph 9(B) below,
Employee shall not, without the
prior written consent of the
Company, directly or indirectly,
during the term of this
Agreement, render services, for
compensation or otherwise, to or
for any other person or firm
engaged in any Related Business
(as defined in subparagraph 9(A)
below) in any market served by
the Company or its Affiliates.
In performing his duties
hereunder, Employee shall be
available for reasonable travel
as the needs of the Company's
business require.  Employee
shall be based in the greater
Albany, New York metropolitan
area.

      .     TERM.  The term of
this Agreement (the "Term")
shall be for a period beginning
on the date hereof and
continuing until the second
anniversary of this Agreement,
and shall be automatically
renewed annually thereafter for
successive one year periods on
terms no less favorable than are
contained herein unless either
party gives notice to the other
of its intention not to renew
this Agreement within sixty days
of the expiration of the Term of
this Agreement.

      .     EARLY TERMINATION.
() GENERAL.  Employee's
employment hereunder shall be
terminated and the Company's
obligation to employ Employee
hereunder shall cease, including
the obligation to pay
compensation for any period
after the date of termination
(except as provided in
subparagraph 5(D)):
(i) immediately upon notice, in
the sole discretion of the
Company, other than for Cause,
(ii) without the necessity of
notice, upon the death of
Employee, or (iii) upon written
notice of a finding that
Employee has (a) acted with
gross negligence or willful
misconduct in connection with
the performance of his material
duties under Paragraphs 1, 3, 6
and 9, with respect to acts or
omissions prior to termination,
and has not corrected such
action within 15 days of receipt
of written notice thereof,
(b) defaulted in the performance
of his material duties under
Paragraphs 1, 3, 6 and 9, with
respect to acts or omissions
prior to termination, and has
not corrected such action within
15 days of receipt of written
notice thereof, (c) committed a
material act of common law fraud
against the Company, or (d)
knowingly and in bad faith acted
against the best interests of
the Company in a manner that has
a material adverse affect on the
financial condition of the
Company (any such finding is
referred to herein as "Cause"),
provided, however, that from and
after the occurrence of an event
described in Annex A attached
hereto only events under
(iii)(a) above shall constitute
"Cause."  Upon any termination
of Employee's employment, the
Term shall expire.

            ()  DISABILITY.  If
Employee shall become unable to
efficiently perform the
essential functions of his job,
even with reasonable
accommodation, as a result of a
disability or illness, as such
terms are defined by the
Americans with Disabilities Act,
he shall be entitled to his
regular compensation until the
period of disability or illness
(whether or not the same
disability or illness) shall
exceed 180 consecutive days
during the Term hereunder,
provided, that Employee is
eligible for and is receiving
payments under any disability
insurance plan of the Company.
This Agreement may thereafter be
terminated by the Company and
the Company's obligations
hereunder shall cease, including
the obligation to pay
compensation for any period
after the date of termination.
Any amounts payable as
compensation during the period
of disability or illness shall
be reduced by any amounts paid
during such period under any
disability insurance plan or
similar insurance wholly paid
for by the Company.

            ()  EMPLOYEE'S RIGHT
TO TERMINATE.  Employee may, at
any time during the Term,
resign.

            ()  AMOUNTS PAYABLE
TO EMPLOYEE UPON TERMINATION.
Upon any termination of
Employee's employment hereunder
for any reason, the Company
shall pay to Employee or his
executor or legal
representative, as the case may
be, any unpaid portion of his
Base Salary up to the date of
termination, any unpaid bonus
for any fiscal year completed
prior to date of termination of
Employee's employment, the bonus
for the fiscal year in which
Employee's employment is
terminated to the extent earned
(as defined below), any expenses
incurred in accordance with
Paragraph 7 and not reimbursed
prior to the date of
termination, and benefits up to
the date of Employee's
termination of employment.  In
addition, in the event of
Employee's termination under
subparagraph 5(A) other than for
Cause (as defined therein) or
the death of Employee, the
Company shall (i) pay to
Employee severance in an amount
(the "Severance Amount") equal
to the greater of (x) his then
Base Salary under Paragraph 2,
payable in twelve equal monthly
installments or (y) the total
Base Salary that would have been
payable for the balance of the
Term (without giving effect to
any early termination), payable
in equal such monthly
installments, and (ii) continue
the benefits provided in
Paragraph 8 and maintain, or
obtain replacement coverage for,
all disability insurance, life
insurance (including any
insurance provided under
subparagraph 2(F)), group
insurance, medical and dental
plans to which Employee, his
spouse and family were receiving
as of the date of the
termination of his employment
under subparagraph 2(D) and
containing comparable coverages
and benefits, for the period
during which Employee is
entitled to receive the
Severance Amount ("Severance
Period") as described above;
provided, however, the Company
shall not be obligated to
provide such benefits under
clause (ii) above to the extent
Employee is receiving the same,
or an equivalent value therefor,
from a subsequent employer.
With respect to the fiscal year
in which the Term expires or
Employee's employment is
terminated, and provided that
the performance targets for such
fiscal year established pursuant
to subparagraph 2(C) are met as
determined with respect to the
executive officers of the
Company by the Compensation
Committee of the Board of
Directors of the Company, the
portion of such bonus which is
deemed "earned" for such fiscal
year, shall be calculated as
follows:  (i) determine the
bonus which would have been paid
to Employee for the full fiscal
year if the financial results
for the portion of the fiscal
year prior to termination were
pro rated to the entire fiscal
year; and (ii) multiply the
amounts of such bonus as
calculated under clause (I) by
the fraction of the full fiscal
year prior to such termination
(determined by dividing the
number of days during such
fiscal year prior to termination
by 365 days).  This
subparagraph 5(D) shall survive
the termination of this
Agreement.

            ()  NO MITIGATION;
LEGAL FEES.  In the event of the
termination of Employee's
employment for any reason,
Employee shall have no duty to
mitigate damages, and any
earnings of Employee shall not
reduce the payments otherwise
due to Employee hereunder or
otherwise, except with respect
to benefits as provided for in
subparagraph 5(D)(II).  Employee
shall be entitled to legal fees
and costs if Employee institutes
any legal action to enforce the
Company's obligations hereunder
provided that he is the
prevailing party.  This
subparagraph 5(E) shall survive
the termination of this
Agreement.

      .     EMPLOYER'S
AUTHORITY.  Employee agrees to
observe and comply with the
rules and regulations of the
Company as adopted by the
Company's Board of Directors
respecting the performance of
his duties and to carry out and
perform orders, directions and
policies communicated to him
from time to time by the
Company's Board of Directors
provided such rules,
regulations, orders, directions
and policies do not violate any
applicable law, rule or
regulation or require the
commission of a tort or crime.

      .     EXPENSES.  During
the term of this Agreement, the
Company shall reimburse Employee
for the reasonable business
expenses approved in advance
incurred by Employee in the
course of performing his duties
for the Company hereunder in
accordance with the procedures
then in place for such
reimbursement.

      .     AUTOMOBILE
ALLOWANCE.  During the term of
this Agreement, Employee shall
be entitled to an automobile
allowance of $750.00 per month,
payable monthly in arrears.

      .     NON-COMPETITION.
() RESTRICTIONS.  Except to the
extent provided in
subparagraph 9(B) below, if
(i)(x) Employee's employment is
terminated for Cause or
(y) Employee voluntarily
terminates his employment
relationship hereunder with the
Company, for a period of twelve
(12) months following the
termination of this Agreement,
or (ii) Employee's employment is
terminated and Employee is
receiving the Severance Amount,
for a period not to exceed
twelve (12) months during the
Severance Period, whichever is
applicable, he will not, (i)
engage in any business or
undertaking directly competitive
with the wireless cable
television transport business of
the Company contemplated by the
Business Relationship Agreement
(the "BRA") between the Company
and Bell Atlantic Corporation
("BAC") and NYNEX Corporation
("NYNEX") amended and in effect
on the date of termination in
any "Service Area" (as defined
in the BRA) in which the Company
or any Affiliate thereof could
be required to provide transport
services; or (ii) engage in any
MMDS license-based television
subscription business or
wireline franchise cable
business in any market in which
the Company or any Affiliate has
MMDS licenses or leases on the
date of termination (any such
business or activity under (i)
or (ii) herein referred to as a
"Related Business"), in either
case without the prior written
consent of a majority of the
independent members of the Board
of Directors.  The parties agree
that the time period and
geographical area of
noncompetition specified above
are reasonable and necessary in
light of the transactions
entered into this Agreement.
If, however, it shall be
determined at any time by a
court of competent jurisdiction
that either the time period
restriction or the geographical
area restriction, or both, are
invalid or unenforceable, the
parties agree that any such
restriction determined to be
invalid or unenforceable shall
be deemed so amended as to make
such restriction valid and
enforceable in the determination
of said court, and such
restriction, as so amended,
shall be enforceable between the
parties to the same extent as if
such amendment had been made as
of the date of this Agreement.
This subparagraph 9(A) shall
survive the termination of this
Agreement.

            ()    PERMITTED
ACTIVITIES.  Notwithstanding
anything contained herein to the
contrary, Employee may during
and after the Term engage in the
following permitted activities:

               (i)
      participate as an officer
      or director of, or advisor
      to, any charitable or
      other tax exempt
      organization; and

              (ii)      to the
extent not in a Related
Business, devote up to 25% of
his working time to providing
services to or investing in
entities, businesses or persons
other than the Company,
including but not limited to (A)
purchasing securities in private
placements by any corporation or
other business entity, PROVIDED
that, if such investments would
otherwise be prohibited by the
terms of this Paragraph 9, such
investments shall not result in
his collectively owning
beneficially at any time ten
percent or more of the equity
securities of any corporation or
other business entity,
(B) engaging in any
telecommunications businesses or
ventures, and (C) providing
services as an officer,
director, employee or consultant
to TelQuest, Inc., TelQuest
Ventures, L.L.C., Haig Capital
L.L.C., The Corotoman Company,
L.L.C., Crest International
Holdings LLC and any Affiliates
or successors thereof, so long
as those efforts by Employee
individually or collectively do
not adversely impact on the
business of the Company.

      .     EXECUTION, DELIVERY
AND PERFORMANCE.  The execution,
delivery and performance by
Employee of this Agreement or
any other agreement, instrument
or document contemplated herein
or hereby will not result in a
breach of or conflict with any
terms of any other agreement,
instrument or document to which
Employee is a party or by which
Employee or his property is
bound.  No consent or approval
of any person or entity, other
than those that have been
obtained by Employee, is
required for Employee to
execute, deliver and perform its
obligations under this Agreement
or any agreement, instrument or
document contemplated herein or
hereby.

      .     NOTICES.  Any notice
permitted or required hereunder
shall be deemed sufficient when
hand-delivered or mailed by
certified mail, postage prepaid,
and addressed if to the Company
at the address indicated above
and if to the Employee at the
address indicated below (or to
such other address as may be
provided by written notice.

      .     MISCELLANEOUS.  ()
This Agreement (i) together with
that certain Non-Disclosure
Agreement dated as of October 1,
1993 by and between the Company
and Employee, constitutes the
entire agreement between the
parties concerning the subjects
hereof and supersedes any and
all prior agreements or
understandings, including but
not limited to that certain
Amended and Restated Employment
Agreement dated as of October 1,
1993 by and between the Company
and Employee and such Employment
Agreement shall be of no further
force and effect, (ii) may not
be assigned by Employee without
the prior written consent of the
Company, and (iii) may not be
assigned by the Company except
in the event of a sale of
substantially all of the assets
of the Company to a third party
who assumes in writing the
Company's obligations (naming
Employee as a third party
beneficiary of the assumption)
and furnishes a copy of such
assumption of the Employee
hereunder (and provided such
assignment shall not release the
Company of its financial
obligations hereunder in case of
a default by the assignee) and
(iv), subject to clauses (ii)
and (iii) hereof, shall be
binding upon, and inure to the
benefit of, the Employee, his
heirs and personal
representatives, and the Company
and its successors and assigns.

            ()    Headings
herein are for convenience of
reference only and shall not
define, limit or interpret the
contents hereof.

      .     AFFILIATES.  As used
herein, the term "Affiliate"
shall mean any individual or
entity directly or indirectly
controlled by such person, now
or in the future, including
without limitation, partnerships
in which such person or any
Affiliate may invest as a
limited or general partner and
limited liability companies in
which such person or any
Affiliate may become a member.

      .     AMENDMENt.  This
Agreement may be amended,
modified or supplemented by the
mutual consent of the parties in
writing, but no oral amendment,
modification or supplement shall
be effective.

      .     SPECIFIC
ENFORCEMENT.  The parties
acknowledge that the Company
would be irreparably damaged and
there would be no adequate
remedy at law for the Employee's
breach of Paragraph 9 of this
Agreement, and accordingly, the
terms thereof shall be
specifically enforced.  Employee
hereby consents to the entry of
any temporary restraining order
or preliminary injunction, in
addition to any other remedies
available at law or in equity,
to enforce the provisions hereof
provided sufficient facts are
shown to warrant such relief.

      .     SEVERABILITY.  The
provisions of this Agreement are
severable.  The invalidity of
any provision shall not affect
the validity of any other
provision.

      .     GOVERNING LAW.  This
Agreement shall be construed and
regulated in all respects under
the laws of the State of New
York.

      IN WITNESS WHEREOF, this
Agreement is entered into as of
the date and year first above
written.


    CAI WIRELESS SYSTEMS, INC.



    By
          /S/ JOHN PRISCO
    Name: John Prisco
    Title:  President


    EMPLOYEE:


     /S/ JARED E. ABBRUZZESE

    Name:    Jared E. Abbruzzese
    Address: 59 Old Niskayuna
Road
          Loudonville, NY  12211


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